SUPPLEMENT DATED FEBRUARY 3, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDS STRATEGIC INCOME

CLASS A, C, I and ADVISOR CLASS SHARES

DATED AUGUST 1, 2015

This supplement revises the Pacific Funds Strategic Income Class A, C, I and Advisor Class Shares summary prospectus dated August 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. The changes within this supplement will be effective on the date indicated below. Capitalized terms not defined herein are as defined in the Prospectus.

Effective February 5, 2016, in the Management subsection, the “Portfolio Manager and Primary Title with Management Firm” table will be deleted in its entirety and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
David Weismiller, CFA, Managing Director and Portfolio Manager	Since 2016